UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-2410

Dreyfus Premier Short-Intermediate Municipal Bond Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end: 3/31

Date of reporting period: 3/31/2008

FORM N-CSR

Item 1.	Reports to Stockholders.

Dreyfus Premier Short-Intermediate Municipal Bond Fund

ANNUAL REPORT March 31, 2008

BNY MELLON
ASSET MANAGEMENT

Dreyfus

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
19	Statement of Assets and Liabilities
20	Statement of Operations
21	Statement of Changes in Net Assets
23	Financial Highlights
25	Notes to Financial Statements
32	Report of Independent Registered
Public Accounting Firm
33	Important Tax Information
34	Board Members Information
36	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus Premier
Short-Intermediate
Municipal Bond Fund

The	Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Short-Intermediate Municipal Bond Fund, covering the 12-month period from April 1, 2007, through March 31, 2008.

The reporting period proved to be one of the more challenging periods for municipal bond investors in recent memory.The U.S. economy continues to sputter under the weight of a weakening housing market, and a credit crisis that originated in the U.S. sub-prime mortgage sector continues to disrupt other areas of the financial markets. The municipal bond markets have been further pressured by major bond insurers, which presently still face potential rating downgrades, making their ability to continue to do business unlikely. Particularly hard-hit were lower-rated municipal bonds and those carrying third-party insurance from such independent bond insurers.

The Federal Reserve Board and the U.S. government have adopted stimulative monetary and fiscal policies in an effort to boost market liquidity and the economy.While it is too early to tell how effective their actions will be, the time is right to position your portfolio for the investment challenges and opportunities that may arise.As always, we encourage you to stay in close contact with your financial advisor, who can help you maintain a disciplined approach and a long-term perspective, which historically have been key to investment success over the long run.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

DISCUSSION OF FUND PERFORMANCE

For the period of April 1, 2007, through March 31, 2008, as provided by Monica S.Wieboldt, Senior Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended March 31, 2008, Dreyfus Premier Short-Intermediate Municipal Bond Fund’s Class B shares produced a total return of 2.87% and Class D shares produced a total return of 3.90% ..1 In comparison the fund’s benchmark, the Lehman Brothers 3-Year Municipal Bond Index (the “Index”), provided a total return of 6.31% for the reporting period.2 In addition, the average total return for all funds reported in the Lipper Short Municipal Debt Funds category was 2.84% .3

Volatility in the municipal bond market increased significantly over the reporting period as a credit crisis spread from sub-prime mortgages to other areas of the financial markets. Although the fund outperformed its Lipper category average, it produced lower returns than the Index, due in part to a shorter-than-average duration.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.To pursue this goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal personal income tax.The fund will invest only in municipal bonds rated investment grade or the unrated equivalent as determined by Dreyfus,but may continue to hold bonds which are subsequently downgraded to below investment grade.4 The fund invests primarily in municipal bonds with remaining maturities of five years or less and generally maintains a dollar-weighted average portfolio maturity of two to three years.

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we may assess the current interest-rate environment and the municipal bond’s potential volatility in different rate environments.We focus on bonds with the potential to offer attractive current income, typically

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.A portion of the fund’s assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation to either discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment.We also may look to select bonds that are most likely to obtain attractive prices when sold.

Credit and Economic Concerns Fueled Market Turmoil

After gaining value early in the reporting period, municipal bonds began to falter over the summer of 2007 as a weakening U.S.economy and credit concerns in the sub-prime mortgage sector of the taxable bond market led to pronounced deterioration of investor sentiment in most fixed-income and equity markets. Although municipal bonds had no direct exposure to troubled sub-prime mortgages, they suffered further when a number of major bond insurers announced massive sub-prime related losses in their mortgage-backed securities divisions and investment port-folios.The threat of credit-rating downgrades shook investors’ confidence in bond insurers, causing prices of insured municipal bonds to fall. Even uninsured bonds were hurt by selling pressure among risk-averse investors.

The Federal Reserve Board responded to the credit crisis and economic downturn with aggressive reductions in short-term interest rates that drove the overnight federal funds rate from 5.25% at the start of the reporting period to 2.25% at the end. As short-term interest rates declined, so did yields of shorter term municipal bonds, but longer-term municipal bond yields climbed. As a result, the short-intermediate segment of the market’s maturity range produced stronger returns than longer-dated securities.

A Defensive Investment Posture Helped Cushion Volatility

The yield curve changed dramatically over the reporting period, moving from relatively flat to a steepening of approximately 100 basis points. During the reporting period, we moved further out on the yield curve in an attempt to capture the benefits of this change. Even as maturities were extended, the fund maintained an average maturity that was slightly shorter than industry averages.This position prevented the fund from participating fully in the interest-rate rally, but helped shelter it from the full brunt of heightened market volatility.

We increased our scrutiny of the underlying fundamentals of the fund’s holdings as credit concerns intensified. However, even fundamentally sound bonds were hurt by selling pressure during the reporting period. Lower-rated and corporate-backed municipal bonds were among the fund’s harder-hit holdings. On the other hand, housing-related and tax-supported issues held up relatively well.

Finding Opportunities in a Weak Market

As of the reporting period’s end, municipal bond yields were higher, on average, than yields of comparable taxable bonds. In our judgment, these unusual market conditions represent a good opportunity for long-term investors. Accordingly, we recently have reduced the fund’s average maturity to take advantage of heavier-than-usual issuance of bonds with maturities or five years or less.

April 15, 2008

[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the applicable contingent deferred sales charge imposed on redemptions in the case of
Class B shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax
(AMT) for certain investors. Capital gains, if any, are taxable.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers 3-Year Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 3-year tax-
exempt bond market, consisting of municipal bonds with maturities of 2-4 years. Index returns do not reflect the fees and expenses associated with operating a mutual fund.
[3]	Source: Lipper Inc.
[4]	The fund may continue to own investment-grade bonds (at the time of purchase) which are subsequently downgraded to below investment grade.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class B and Class D shares of Dreyfus Premier Short-
Intermediate Municipal Bond Fund on 3/31/98 to a $10,000 investment made in the Lehman Brothers 3-Year
Municipal Bond Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.
Performance for Class B shares represent the performance of the fund’s Class D shares for periods prior to March 12,
2003 (the inception date for Class B shares), adjusted to reflect the applicable sales load for that class and the applicable distribution/servicing fees thereafter.
The fund invests primarily in short-intermediate term municipal securities and maintains a portfolio with a weighted average maturity ranging between 2 and 3 years.The fund’s performance shown in the line graph takes into account fees and expenses.The Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 3-year tax-exempt bond market, consisting of municipal bonds with maturities of 2-4 years. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial
Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 3/31/08

	1 Year	5 Years	10 Years

Class B shares
with applicable redemption charge †	(1.13)%	0.97%	3.00%††
without redemption	2.87%	1.34%	3.00%††
Class D shares	3.90%	2.31%	3.10%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance for Class B shares assumes the conversion of Class B shares to Class D shares at the end of the sixth year following the date of purchase.
† The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class D shares.
†† Total return performance figures presented for Class B shares of the fund represent the performance of the fund’s Class
D shares for periods prior to March 12, 2003 (the inception date for Class B shares), adjusted to reflect the applicable sales load for that class and the applicable distribution/servicing fees thereafter.

The Fund 7

U N D E R S TA N D I N G YO U R F U N D ’ S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Short-Intermediate Municipal Bond Fund from October 1, 2007 to March 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2008
	Class B	Class D

Expenses paid per $1,000 †	$ 9.23	$ 3.84
Ending value (after expenses)	$1,017.80	$1,022.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2008
	Class B	Class D

Expenses paid per $1,000 †	$ 9.22	$ 3.84
Ending value (after expenses)	$1,015.85	$1,021.20

† Expenses are equal to the fund’s annualized expense ratio of 1.83% for Class B shares and .76% for Class D shares, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
March 31, 2008

Long-Term Municipal	Coupon	Maturity	Principal
Investments—94.1%	Rate (%)	Date	Amount ($)	Value ($)

Alabama—2.8%
Jefferson County,
Limited Obligation
School Warrants	5.00	1/1/09	2,000,000	1,900,400
Mobile Industrial Development
Board, PCR (Alabama Power
Company Barry Plant Project)	4.75	3/19/12	2,000,000	2,005,840
California—3.3%
California Municipal Finance
Authority, COP (Community
Hospitals of Central
California Obligated Group)	5.00	2/1/11	1,500,000	1,528,440
California Municipal Finance
Authority, SWDR (Waste
Management, Inc. Project)	4.10	9/1/09	1,000,000	1,002,580
California Statewide Communities
Development Authority, Insured
Health Facility Revenue
(Los Angeles Jewish
Home for the Aging)	4.50	11/15/13	2,000,000	2,034,800
Colorado—.6%
Black Hawk,
Device Tax Revenue	5.00	12/1/12	760,000	783,689
District of Columbia—1.3%
District of Columbia,
Enterprise Zone Revenue
(819 7th Street, LLC Issue)
(LOC; Branch Banking
and Trust Company)	3.60	10/1/09	1,790,000	1,821,701
Florida—5.2%
Florida Hurricane Catastrophe Fund
Finance Corporation, Revenue	5.00	7/1/10	2,000,000	2,092,540
Lee County Industrial Development
Authority, Healthcare Facilities
Revenue (Cypress Cove at
Healthpark Florida, Inc. Project)	4.75	10/1/08	3,000,000	2,991,900
Miami-Dade County School Board,
COP (Master Lease Purchase
Agreement) (Insured; MBIA)	5.00	5/1/11	2,000,000	2,098,960

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Georgia—3.7%
Development Authority of the City
of Milledgeville and Baldwin
County, Revenue (Georgia
College and State University
Foundation Property III, LLC
Student Housing System Project)	5.00	9/1/08	835,000	846,239
Development Authority of the City
of Milledgeville and Baldwin
County, Revenue (Georgia
College and State University
Foundation Property III, LLC
Student Housing System Project)	5.00	9/1/09	1,045,000	1,090,353
Georgia,
GO	5.00	3/1/11	2,000,000	2,139,180
Private Colleges and Universities
Authority, Student Housing
Revenue (Mercer Housing
Corporation Project)	6.00	6/1/11	980,000	1,024,100
Idaho—1.2%
University of Idaho Regents,
General Revenue (Insured; FSA)	4.38	4/1/11	1,600,000	1,652,912
Illinois—2.5%
Illinois Housing Development
Authority, Housing Revenue	3.85	7/1/09	870,000	880,475
Upper Illinois River Valley
Development Authority, MFHR
(Morris Supportive Living
Project) (LOC; Wells Fargo Bank)	3.90	1/1/10	2,500,000	2,512,925
Iowa—.7%
Coralville,
Annual Appropriation GO Urban
Renewal Bond Anticipation
Project Notes	4.25	6/1/09	1,000,000	1,002,610
Louisiana—3.9%
Louisiana Offshore Terminal
Authority, Deepwater Port
Revenue (LOOP LLC Project)	4.00	9/1/08	2,000,000	2,011,420
Louisiana Public Facilities
Authority, Revenue (Pennington
Medical Foundation Project)	4.00	7/1/11	975,000	986,066

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Louisiana (continued)
Plaquemines Parish Law Enforcement
District, Certificates of
Indebtedness (Insured; FGIC)	4.00	3/1/10	1,095,000	1,120,656
Plaquemines Parish Law Enforcement
District, Certificates of
Indebtedness (Insured; FGIC)	4.50	3/1/11	1,145,000	1,194,876
Maine—1.7%
Maine Educational Loan Marketing
Corporation, Subordinate
Student Loan Revenue	6.50	11/1/09	2,195,000	2,291,339
Michigan—1.9%
Michigan Hospital Finance Authority,
HR (Oakwood Obligated Group)	5.00	11/1/10	1,500,000	1,561,290
Michigan Strategic Fund,
LOR (The Dow Chemical
Company Project)	4.60	6/1/08	1,075,000	1,072,646
New Jersey—3.7%
Bayonne,
TAN	5.00	9/18/08	2,000,000	2,018,500
Bayonne,
Temporary Note	5.00	10/24/08	2,000,000	2,022,620
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds	4.25	6/1/11	1,000,000	994,980
New Mexico—1.9%
Farmington,
PCR (Southern California
Edison Company Four Corners
Project) (Insured; FGIC)	3.55	4/1/10	1,800,000	1,809,720
Jicarilla Apache Nation,
Revenue	4.00	9/1/08	765,000	768,152
New York—15.5%
Hempstead Town Industrial
Development Agency, RRR
(American Ref-Fuel Company of
Hempstead Project)	5.00	6/1/10	1,000,000	997,600
New York City Housing Development
Corporation, MFHR	4.25	5/1/10	1,850,000	1,888,314

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New York (continued)
New York City Housing Development
Corporation, MFHR	3.95	11/1/10	4,500,000	4,517,595
New York City Industrial
Development Agency, Special
Facility Revenue (Terminal One
Group Association, L.P. Project)	5.00	1/1/10	3,000,000	3,070,440
New York State Dormitory
Authority, Revenue (State
University Educational Facilities)	5.50	5/15/10	1,800,000	1,912,644
New York State Housing Finance
Agency, Affordable Housing
Revenue	4.05	11/1/10	2,000,000	2,040,580
New York State Housing Finance
Agency, MFHR (Crotona Estates
Apartments)	3.95	8/15/10	1,085,000	1,087,756
New York State Housing Finance
Agency, MFHR (Highland Avenue
Senior Apartments)	4.40	2/15/11	2,000,000	2,020,760
New York State Housing Finance
Agency, MFHR (Park Drive Manor
II Apartments) (LOC: NBT Bank
and The Bank of New York)	4.13	8/15/11	1,000,000	1,021,060
Suffolk County Industrial
Development Agency, Continuing
Care Retirement Community
Revenue (Jefferson’s Ferry Project)	4.20	11/1/08	845,000	848,152
Troy Industrial Development Authority,
Civic Facility Revenue (Rensselaer
Polytechnic Institute Project)	5.00	9/1/10	2,000,000	2,045,240
North Carolina—2.5%
North Carolina Infrastructure
Finance Corporation, COP
(State of North Carolina 2005
Capital Improvements)	5.00	2/1/11	2,780,000	2,953,194
North Carolina Medical Care
Commission, Health Care
Facilities First Mortgage
Revenue (Deerfield Episcopal
Retirement Community)	3.80	11/1/09	500,000	501,075

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Ohio—8.3%
Buckeye Tobacco Settlement
Financing Authority, Tobacco
Settlement Asset-Backed Bonds	5.00	6/1/11	4,000,000	4,067,600
Cuyahoga County,
Housing Revenue (Riverside
Park Homes Project)	3.90	11/1/09	2,300,000	2,329,233
Hamilton County,
Local District Cooling
Facilities Revenue
(Trigen-Cinergy Solutions of
Cincinnati LLC Project)	4.60	6/1/09	2,000,000	2,035,140
Ohio Water Development Authority,
PCR (The Cleveland Electric
Illuminating Company Project)	3.75	10/1/08	3,000,000	3,023,520
Oklahoma—.6%
Oklahoma Development Finance
Authority, LR (Oklahoma State
System Higher Education)
(Insured; MBIA)	3.00	12/1/08	800,000	806,216
Pennsylvania—5.0%
Allegheny County Hospital
Development Authority, HR
(Jefferson Regional
Medical Center)	4.10	5/1/09	525,000	528,344
Allegheny County Hospital
Development Authority, HR
(Jefferson Regional
Medical Center)	4.20	5/1/10	550,000	553,833
Allegheny County Industrial
Development Authority, EIR
(USX Corporation Project)	4.75	11/1/11	2,000,000	2,031,560
Harrisburg Authority,
Resource Recovery Facility
Revenue	0.00	12/15/10	3,000,000	2,676,810
Philadelphia Hospitals and
Higher Education Facilities
Authority, HR (The Children’s
Hospital of Philadelphia Project)	4.25	7/1/11	1,000,000	1,043,130

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Rhode Island—2.0%
Rhode Island Health and Educational
Building Corporation, Hospital
Financing Revenue (Lifespan
Obligated Group Issue)	5.00	5/15/11	2,600,000	2,700,256
South Carolina—1.9%
Orangeburg Joint Governmental
Action Authority, Capital
Projects Sales and Use Tax
Revenue (Orangeburg County,
South Carolina Project)
(Insured; MBIA)	5.00	4/1/12	2,000,000	2,124,900
Spartanburg,
Water System Revenue
(Insured; FSA)	4.00	6/1/11	500,000	520,465
Tennessee—1.5%
Memphis-Shelby County Airport
Authority, Special Facilities
Revenue (Federal Express
Corporation)	5.00	9/1/09	2,000,000	2,047,800
Texas—3.3%
Bexar County Health Facilities
Development Corporation,
Revenue (Army Retirement
Residence Foundation Project)	5.00	7/1/11	605,000	622,485
Matagorda County Navigation
District Number One, PCR (AEP
Texas Central Company Project)	5.13	6/1/11	2,000,000	1,995,120
Texas Municipal Gas Acquisition
and Supply Corporation I, Gas
Supply Revenue	2.21	12/15/09	2,000,000 [a]	1,920,000
Virginia—15.3%
Arlington County Industrial
Development Authority, RRR
(Alexandria/Arlington
Waste-to-Energy Facility)
(Ogden Martin System of
Alexandria/Arlington Inc.
Project) (Insured; FSA)	5.38	1/1/12	2,280,000	2,316,890

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Virginia (continued)
Hopewell,
Public Improvement	5.00	7/15/09	3,250,000	3,256,695
Louisa Industrial Development
Authority, Solid Waste and
Sewage Disposal Revenue
(Virginia Electric and Power
Company Project)	4.25	4/1/10	3,000,000	3,054,210
Peninsula Ports Authority,
Coal Terminal Revenue
(Dominion Terminal Associates
Project—DETC Issue)	3.30	10/1/08	1,485,000	1,492,603
Riverside Regional Jail Authority,
Jail Facility Senior RAN	4.25	7/1/10	2,500,000	2,544,900
Tobacco Settlement Financing
Corporation of Virginia,
Tobacco Settlement
Asset-Backed Bonds	4.00	6/1/09	3,265,000 [b]	3,289,585
Virginia Housing Development
Authority, Commonwealth
Mortgage Revenue	3.75	4/1/10	2,000,000	2,020,960
Western Virginia Regional Jail
Authority, Regional Jail
Facility RAN	4.13	12/1/09	3,000,000	3,038,010
Washington—1.5%
Ocean Shores Local Improvement
District Number 2007-01, BAN	5.00	8/1/11	2,000,000	2,008,380
Wisconsin—.8%
Wisconsin Health and Educational
Facilities Authority, Revenue
(Froedtert and Community
Health, Inc. Obligated Group)	5.00	4/1/10	1,000,000	1,038,940
U.S. Related—1.5%
Puerto Rico Commonwealth,
Public Improvement	5.25	7/1/12	2,000,000	2,115,520
Total Long-Term
Municipal Investments
(cost $128,463,904)				129,369,424

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Short-Term Municipal	Coupon	Maturity	Principal
Investments—4.7%	Rate (%)	Date	Amount ($)	Value ($)

Pennsylvania—2.5%
Pennsylvania Intergovernmental
Cooperation Authority, Special
Tax Revenue, Refunding (City
of Philadelphia Funding Program)
(Insured; AMBAC and Liquidity
Facility; JPMorgan Chase Bank)	10.00	4/7/08	3,400,000 [c]	3,400,000
Texas—2.2%
North Texas Tollway Authority,
BAN	4.13	11/19/08	3,000,000	3,000,990
Total Short-Term Municipal Investments
(cost $6,400,000)				6,400,990

Total Investments (cost $134,863,904)			98.8%	135,770,414
Cash and Receivables (Net)			1.2%	1,657,296
Net Assets			100.0%	137,427,710

[a] Variable rate security—interest rate subject to periodic change.
[b] This security is prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[c] Securities payable on demand.Variable interest rate—subject to periodic change.

Summary of Abbreviations

ACA	American Capital Access	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance	AMBAC	American Municipal Bond
	Company		Assurance Corporation
ARRN	Adjustable Rate Receipt Notes	BAN	Bond Anticipation Notes
BIGI	Bond Investors Guaranty Insurance	BPA	Bond Purchase Agreement
CGIC	Capital Guaranty Insurance	CIC	Continental Insurance
	Company		Company
CIFG	CDC Ixis Financial Guaranty	CMAC	Capital Market Assurance
Corporation
COP	Certificate of Participation	CP	Commercial Paper
EDR	Economic Development Revenue	EIR	Environmental Improvement
Revenue
FGIC	Financial Guaranty Insurance
	Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage
Corporation
FNMA	Federal National
	Mortgage Association	FSA	Financial Security Assurance
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National
	Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MBIA	Municipal Bond Investors Assurance
Insurance Corporation
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%) †

AAA		Aaa		AAA	25.0
AA		Aa		AA	14.4
A		A		A	27.2
BBB		Baa		BBB	18.7
F1		MIG1/P1		SP1/A1	5.5
Not Rated [d]		Not Rated [d]		Not Rated [d]	9.2
					100.0

†	Based on total investments.
[d]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2008

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	134,863,904	135,770,414
Cash		116,111
Interest receivable		1,739,029
Receivable for shares of Beneficial Interest subscribed		48,371
Prepaid expenses		26,314
		137,700,239

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		87,040
Payable for shares of Beneficial Interest redeemed		119,723
Accrued expenses		65,766
		272,529

Net Assets ($)		137,427,710

Composition of Net Assets ($):
Paid-in capital		143,562,363
Accumulated net realized gain (loss) on investments		(7,041,163)
Accumulated net unrealized appreciation
(depreciation) on investments		906,510

Net Assets ($)		137,427,710

Net Asset Value Per Share
	Class B	Class D

Net Assets ($)	429,008	136,998,702
Shares Outstanding	33,750	10,777,186

Net Asset Value Per Share ($)	12.71	12.71

See notes to financial statements.

The Fund 19

STATEMENT OF OPERATIONS
Year Ended March 31, 2008

Investment Income ($):
Interest Income	5,600,233
Expenses:
Management fee—Note 3(a)	700,254
Distribution fees—Note 3(b)	143,472
Shareholder servicing costs—Note 3(c)	88,385
Professional fees	57,294
Registration fees	35,000
Custodian fees—Note 3(c)	12,210
Prospectus and shareholders’ reports	11,903
Trustees’ fees and expenses—Note 3(d)	4,681
Loan commitment fees—Note 2	1,427
Miscellaneous	28,327
Total Expenses	1,082,953
Less—reduction in fees due to
earnings credits—Note 1(b)	(5,249)
Net Expenses	1,077,704
Investment Income—Net	4,522,529

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(120,646)
Net unrealized appreciation (depreciation) on investments	986,329
Net Realized and Unrealized Gain (Loss) on Investments	865,683
Net Increase in Net Assets Resulting from Operations	5,388,212

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended March 31,

	2008	2007

Operations ($):
Investment income—net	4,522,529	4,792,857
Net realized gain (loss) on investments	(120,646)	(813,164)
Net unrealized appreciation
(depreciation) on investments	986,329	1,480,718
Net Increase (Decrease) in Net Assets
Resulting from Operations	5,388,212	5,460,411

Dividends to Shareholders from ($):
Investment income—net:
Class B shares	(11,557)	(18,804)
Class D shares	(4,461,921)	(4,680,224)
Total Dividends	(4,473,478)	(4,699,028)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class B shares	3	191,953
Class D shares	11,544,017	16,542,964
Dividends reinvested:
Class B shares	6,655	11,109
Class D shares	3,864,872	4,098,457
Cost of shares redeemed:
Class B shares	(419,179)	(390,071)
Class D shares	(25,830,737)	(67,718,108)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(10,834,369)	(47,263,696)
Total Increase (Decrease) in Net Assets	(9,919,635)	(46,502,313)

Net Assets ($):
Beginning of Period	147,347,345	193,849,658
End of Period	137,427,710	147,347,345

The Fund 21

STATEMENT OF CHANGES IN NET ASSETS (continued)

		Year Ended March 31,

	2008	2007

Capital Share Transactions:
Class B [a]
Shares sold	—	15,258
Shares issued for dividends reinvested	527	881
Shares redeemed	(33,213)	(30,976)
Net Increase (Decrease) in Shares Outstanding	(32,686)	(14,837)

Class D [a]
Shares sold	911,429	1,312,879
Shares issued for dividends reinvested	305,490	325,255
Shares redeemed	(2,042,957)	(5,376,668)
Net Increase (Decrease) in Shares Outstanding	(826,038)	(3,738,534)

[a]	During the period ended March 31, 2008, 44,731 Class B shares representing $782,299, were automatically converted to 47,021 Class D shares and during the period ended March 31, 2007, 289 Class B shares representing
$3,624 were automatically converted to 289 Class D shares.
See notes to financial statements.

22

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended March 31,

Class B Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	12.63	12.57	12.65	12.93	12.98
Investment Operations:
Investment income—net [a]	.27	.25	.19	.18	.22
Net realized and unrealized
gain (loss) on investments	.09	.05	(.08)	(.28)	(.05)
Total from Investment Operations	.36	.30	.11	(.10)	.17
Distributions:
Dividends from investment income—net	(.28)	(.24)	(.19)	(.18)	(.22)
Dividends from net realized
gain on investments	—	—	—	(.00)[b]	—
Total Distributions	(.28)	(.24)	(.19)	(.18)	(.22)
Net asset value, end of period	12.71	12.63	12.57	12.65	12.93

Total Return (%) [c]	2.87	2.39	.88	(.74)	1.35

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.79	1.72	1.70	1.65	1.69
Ratio of net expenses
to average net assets	1.78	1.72	1.70	1.65[d]	1.69
Ratio of net investment income
to average net assets	2.23	1.94	1.50	1.42	1.67
Portfolio Turnover Rate	62.90	48.46	45.00	33.55	38.06

Net Assets, end of period ($ x 1,000)	429	839	1,021	1,795	1,292

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c]	Exclusive of sales charge.
[d]	The difference for the period represents less than .01%.
See notes to financial statements.

The Fund 23

FINANCIAL HIGHLIGHTS (continued)

		Year Ended March 31,

Class D Shares	2008	2007	2006 [a]	2005	2004

Per Share Data ($):
Net asset value, beginning of period	12.63	12.57	12.66	12.93	12.98
Investment Operations:
Investment income—net [b]	.41	.36	.31	.30	.35
Net realized and unrealized
gain (loss) on investments	.08	.06	(.09)	(.27)	(.05)
Total from Investment Operations	.49	.42	.22	.03	.30
Distributions:
Dividends from investment income—net	(.41)	(.36)	(.31)	(.30)	(.35)
Dividends from net realized
gain on investments	—	—	—	(.00)[c]	—
Total Distributions	(.41)	(.36)	(.31)	(.30)	(.35)
Net asset value, end of period	12.71	12.63	12.57	12.66	12.93

Total Return (%)	3.90	3.37	1.75	.26	2.31

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.77	.76	.76	.74	.75
Ratio of net expenses
to average net assets	.77[d]	.76	.76	.74[d]	.75
Ratio of net investment income
to average net assets	3.23	2.89	2.44	2.34	2.68
Portfolio Turnover Rate	62.90	48.86	45.00	33.55	38.06

Net Assets, end of period ($ x 1,000)	136,999	146,509	192,828	223,267	276,976

[a]	On January 26, 2006, the fund’s Board of Trustees approved, effective as of the close of business on March 24, 2006
(the Effective Date) reclassifying all of the fund’s Class A and Class P shares as Class D shares of the fund.
[b]	Based on average shares outstanding at each month end.
[c]	Amount represents less than $.01 per share.
[d]	The difference for the period represents less than .01%.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Short-Intermediate Municipal Bond Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company. The fund’s investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.

On July 1, 2007, Mellon Financial Corporation and The Bank of New York Company, Inc. merged, forming The Bank of New York Mellon Corporation (“BNY Mellon”). As part of this transaction, Dreyfus became a wholly-owned subsidiary of BNY Mellon.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class B and Class D. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class D shares after six years.The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class D shares are sold at net asset value per share directly by Dreyfus and through certain banks and fund supermarkets, and as a part of certain wrap-fee programs. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has arrangements with the custodian and cash management banks whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credit as an expense offset in the Statement of Operations.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital losses carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gains sufficient to relieve it from substantially all federal income and excise taxes.

During the current year, the fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more likely-than-not threshold would be recorded as a tax benefit or expense in the current year.The adoption of FIN 48 had no impact on the operations of the fund for the period ended March 31, 2008.

Each of the tax years in the three-year period ended March 31, 2008, remains subject to examination by the Internal Revenue Service and state taxing authorities.

At March 31, 2008, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $102,724, undistributed ordinary income $66,892, accumulated capital losses $7,138,381 and unrealized appreciation $936,836.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to March 31, 2008. If not applied, $5,399,245 of the carryover expires in fiscal 2011, $44,004 expires in fiscal 2012, $278,375 expires in fiscal 2014, $958,575 expires in fiscal 2015 and $458,182 expires in fiscal 2016.

The tax characters of distributions paid to shareholders during the fiscal periods ended March 31, 2008 and March 31, 2007 were as follows: tax exempt income of $4,473,478 and $4,699,028, respectively.

During the period ended March 31, 2008, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $49,051, increased accumulated net realized gain (loss) on investments by $35,366 and increased paid-in capital by $13,685. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions.

In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended March 31, 2008, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed with respect to Class D shares, 1 1 / 2 % of the value of the fund’s average daily net assets, attributable to Class D shares, the fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended March 31, 2008, there was no expense reimbursement pursuant to the Agreement.

During the period ended March 31, 2008, the Distributor retained $2,880 from CDSC on redemptions of the fund’s Class B shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class D shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B shares and .10% of the value of the average daily net assets of Class D shares. During the period ended March 31, 2008, Class B and Class D shares were charged $3,947 and $139,525, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class B shares pay the distributor at an annual rate of .25% of the value of the average daily net assets of Class B shares, for the provision of certain services.The services provided may include personal services relating to shareholder

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

accounts, such as answering shareholder inquiries regarding Class B shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2008, Class B shares were charged $1,316, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2008, the fund was charged $46,233, pursuant to the transfer agency agreement.

The fund compensates The Bank of New York, a subsidiary of BNY Mellon and a Dreyfus affiliate, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended March 31, 2008, the fund was charged $3,429 pursuant to the cash management agreement.

Effective July 1, 2007, the fund’s custodian, The Bank of New York, became an affiliate of the Manager.Under the fund’s pre-existing custody agreement with the Bank of New York, the fund was charged $10,127 for providing custodial services for the fund for the nine months ended March 31, 2008. Prior to becoming an affiliate, The Bank of New York was paid $2,083 for custody services to the fund for the three months ended June 30, 2007.

During the period ended March 31, 2008, the fund was charged $5,541 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consists of: management fees $58,239, Rule 12b-1 distribution plan fees $11,884, shareholder services plan fees $91, custodian fees $6,844, chief compliance officer fees $2,709 and transfer agency per account fees $7,273.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2008, amounted to $81,507,382 and $84,028,229, respectively.

At March 31, 2008, the cost of investments for federal income tax purposes was $134,833,578, accordingly, accumulated net unrealized appreciation on investments was $936,836, consisting of $1,246,087 gross unrealized appreciation and $309,251 gross unrealized depreciation.

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

The Fund 31

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus Premier Short-Intermediate Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Short-Intermediate Municipal Bond Fund, including the statement of investments, as of March 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2008 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Short-Intermediate Municipal Bond Fund at March 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
May 21, 2008

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during its fiscal year ended March 31, 2008 as “exempt-interest dividends” (not generally subject to regular Federal income tax).

As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2008 calendar year on Form 1099-DIV which will be mailed by January 31, 2009.

The Fund 33

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (64)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 163

Clifford L. Alexander, Jr. (74)
Board Member (1997)
Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
• Chairman of the Board of Moody’s Corporation (October 2000-October 2003)
Other Board Memberships and Affiliations:
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 51

David W. Burke (71)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
No. of Portfolios for which Board Member Serves: 85

Whitney I. Gerard (73)
Board Member (1989)
Principal Occupation During Past 5 Years:
• Partner of Chadbourne & Parke LLP
No. of Portfolios for which Board Member Serves: 28

George L. Perry (74)
Board Member (1990)
Principal Occupation During Past 5 Years:
• Economist and Senior Fellow at Brookings Institution
No. of Portfolios for which Board Member Serves: 26

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Lucy Wilson Benson, Emeritus Board Member Arthur A. Hartman, Emeritus Board Member

The Fund 35

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since
December 2006.

Chief Operating Officer,Vice Chairman and a Director of the Manager, and an officer of 78 investment companies (comprised of 163 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1998.

PHILLIP N. MAISANO, Executive Vice
President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 78 investment companies (comprised of 163 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 60 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

MICHAEL A. ROSENBERG, Vice President
and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel and Secretary of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. She is 45 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since
November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer
since September 2007.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer
since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer
since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer
since May 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer
since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (79 investment companies, comprised of 180 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 50 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 75 investment companies (comprised of 176 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Distributor since October 1998.

The Fund 37

For More Information

Dreyfus Premier Short-Intermediate Municipal Bond Fund
200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent & Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols: Class B: DSBBX Class D: DSIBX

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2007, is available at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2008 MBSC Securities Corporation

0591AR0308

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.	Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.	Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $30,881 in 2007 and $31,807 in 2008.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2007 and $0 in 2008.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2007 and $0 in 2008.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $3,261 in 2007 and $2,462 in 2008. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2007 and $0 in 2008.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $132 in 2007 and $52 in 2008. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2007 and $ 0 in 2008.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $722,002 in 2007 and $2,263,238 in 2008.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6.	Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the

Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Premier Short-Intermediate Municipal Bond Fund

By:	/s/ J. David Officer
J. David Officer
President

Date:	May 22, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer
President

Date:	May 22, 2008

By:	/s/ James Windels
James Windels
Treasurer

Date:	May 22, 2008

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)